Exhibit 10.2

AMENDMENT NO. 2
to
CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (the “Amendment”) is made as of March 10, 2009 by and among TEXAS-NEW MEXICO POWER COMPANY (the “Borrower”), the institutions from time to time parties thereto as Lenders (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”) under that certain Credit Agreement dated as of May 15, 2008 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 11.6 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

1.     Amendments to the Credit Agreement.  Effective as of March 10, 2009 (the “Effective Date”) and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.	Section 1.1 to the Credit Agreement is amended to insert the following definitions in alphabetical order:

“First Mortgage Bond Trustee” has the meaning set forth in the definition of “Note Facilities Documentation”.

“1999 Indenture” has the meaning set forth in the definition of “Note Facilities Documentation”.

“2009 Term Loan Credit Agreement” means a term loan credit agreement to be dated on or before April 1, 2009, between the Borrower and one or more lenders parties thereto, including Union Bank, N.A. or any of its affiliates, individually and/or as agent on behalf of such lenders, as it may be amended, supplemented, extended or otherwise modified form time to time; provided that the Administrative Agent and the Lenders shall have received satisfactory evidence that all of the obligations outstanding under the 2008 Term Loan Credit Agreement shall have been paid in full in cash, and the 2008 Term Loan Credit Agreement shall have been terminated, prior to or substantially concurrently with the initial incurrence of Indebtedness pursuant to the 2009 Term Loan Credit Agreement.

1.2.	Section 1.1 to the Credit Agreement is hereby amended to delete the definition of “Note Facilities Documentation” in its entirety, and to substitute the following therefor:

“Note Facilities Documentation” means (1) the First Mortgage Indenture dated on or before April 1, 2009, between the Borrower and The Bank of New York Mellon Trust Company, N.A., as Trustee (together with its permitted successors and assigns in such capacity, the “First Mortgage Bond Trustee”), the First Supplemental Indenture dated on or before April 1, 2009 issued pursuant thereto and any other supplemental indentures, notes or other securities issued pursuant thereto or in connection therewith, as the same may be amended, supplemented, extended or otherwise modified from time to time, and/or (2) the Indenture dated as of January 1, 1999, between the Borrower and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A., formerly JPMorgan Chase Bank, as successor to Chase Bank of Texas, N.A.), as Trustee (the “1999 Indenture”), the Third Supplemental Indenture issued pursuant thereto and any other supplemental indentures, notes or other securities issued pursuant thereto or in connection therewith, as the same may be amended, supplemented, extended or otherwise modified from time to time; provided that the Administrative Agent and the Lenders shall have received satisfactory evidence that all of the obligations outstanding under the 2008 Term Loan Credit Agreement shall have been paid in full in cash, and the 2008 Term Loan Credit Agreement shall have been terminated, prior to or substantially concurrently with the initial incurrence of Indebtedness pursuant to the Note Facilities Documentation.

1.3.	Section 8.5 to the Credit Agreement is hereby amended to delete subclause (q) thereof in its entirety, and to substitute the following therefor:

(q) Liens upon any property in favor of the First Mortgage Bond Trustee securing Indebtedness under the Note Facilities Documentation and/or the 2009 Term Loan Credit Agreement; provided that in the event that the aggregate principal amount of Indebtedness secured by such Liens shall exceed $318,000,000 (i) the Borrower Obligations shall concurrently be secured equally and ratably with (or prior to) such Indebtedness so long as such other Indebtedness shall be secured and (ii) the Borrower, the First Mortgage Bond Trustee and the Administrative Agent, for the benefit of the Lenders, shall have entered into such supplemental indentures and other documentation deemed necessary by the Administrative Agent in respect of such Lien on terms and

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conditions acceptable to the Administrative Agent (including, without limitation, with respect to the voting of claims and release or modification of any such Lien on all or any portion of the collateral thereunder), and

1.4.	Section 8.7 to the Credit Agreement is hereby amended to delete the current Section 8.7 in its entirety and to substitute the following new Section 8.7 therefor:

The Borrower will not (nor will it permit any of its Subsidiaries to) enter into any contractual obligation that limits the ability (a) of any Subsidiary of the Borrower to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower to create, incur, assume or suffer to exist Liens on its property in favor of the Administrative Agent, for the benefit of the Lenders, other than (i) any such contractual obligation contained in the Credit Documents; (ii) any such contractual obligation contained in the “Credit Documents” as defined in the 2008 Term Loan Credit Agreement (as such contractual obligations in such “Credit Documents” exist as of the date hereof without giving effect to any subsequent amendment or other modification to such contractual obligations); (iii) any such contractual obligation contained in the “Credit Documents” (or any similar term) defined in the 2009 Term Loan Credit Agreement to the extent such contractual obligations in such “Credit Documents” (or any similar term) shall be no less favorable to the Administrative Agent and the Lenders than such contractual obligations set forth in the 2008 Term Loan Credit Agreement as of the date hereof without giving effect to any subsequent amendment or other modification to such contractual obligations; and (iv) any such contractual obligation contained in the Note Facilities Documentation (which contractual obligation shall be on terms no less favorable to the Administrative Agent and the Lenders than such contractual obligations set forth in the 1999 Indenture, the draft Third Supplemental Indenture thereto (draft stamp:  “Draft of 2/13/2009 61544.5”) as provided to the Administrative Agent and the lenders on February 18, 2008, and the draft First Mortgage Indenture (draft stamp:  “TS Draft 03/04/09” and “2018235 v.9”) as provided to the Administrative Agent and the Lenders on March 4, 2009, without giving effect to any amendment or other modification to such contractual obligations).

2.     Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(A)	duly executed originals of this Amendment from the Borrower, the requisite number of Lenders under Section 11.6 of the Credit Agreement and the Administrative Agent;

(B)	the Amendment Fee (as defined below) payable for the account of each Lender executing this Amendment; and

(C)	such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3.     Amendment Fee.  Each Lender that delivers a duly executed signature page to this Amendment to the Administrative Agent’s counsel, Sidley Austin LLP, Attention:  Praju Tuladhar, by facsimile or e-mail PDF copy (fax:  312-853-7036; e-mail:  ptuladhar

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@sidley.com) by such time as requested by the Administrative Agent, shall be entitled to an amendment fee (the “Amendment Fee”) equal to 0.10% (10 basis points) multiplied by such consenting Lender’s Commitment (calculated after giving effect to the reductions set forth in Section 4 below).

4.     Reductions of Commitments.  The Borrower has notified the Administrative Agent and the Lenders of its desire to permanently reduce the Revolving Committed Amount to $75,000,000 in accordance with Section 2.1(d) of the Credit Agreement.  On the terms set forth herein, effective as of the date of, and substantially concurrently with, the initial incurrence of Indebtedness pursuant to the Note Facilities Documentation (as such term is defined after giving effect to this Amendment), Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Attachment A attached hereto.

5.     Representations and Warranties of the Borrower.

(A)
The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally) and (ii) no Default or Event of Default has occurred and is continuing.

(B)
Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

6.     References to the Credit Agreement.

(A)
Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(B)
Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(C)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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7.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.     Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.     Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER:

TEXAS-NEW MEXICO POWER COMPANY
a Texas corporation

By:           /s/ Terry R. Horn
Name:      Terry R. Horn
Title:        Vice President & Treasurer

Signature Page to Amendment No. 2

LENDERS:

JPMORGAN CHASE BANK, N.A.,
individually in its capacity as a Lender and in
its capacity as Administrative Agent and L/C Issuer

By:           /s/ Helen D. Davis
Name:      Helen D. Davis
Title:        Vice President

UNION BANK OF CALIFORNIA, N.A.,
individually in its capacity as a Lender and in its capacity as Syndication Agent

By:           /s/ Efrain Soto
Name:      Efrain Soto
Title:        Vice President

Signature Page to Amendment No. 2

SUNTRUST BANK,
individually in its capacity as a Lender

By:           /s/ Andrew Johnson
Name:      Andrew Johnson
Title:        Director

Signature Page to Amendment No. 2

WELLS FARGO BANK, N.A.,
individually in its capacity as a Lender

By:           /s/ Yann Blindert
Name:      Yann Blindert
Title:        Assistant Vice President

Signature Page to Amendment No. 2

KEYBANK NATIONAL ASSOCIATION,
individually in its capacity as a Lender

By:           /s/ Keven D. Smith
Name:      Keven D. Smith
Title:        Senior Vice President

Signature Page to Amendment No. 2

COMPASS BANK,
individually in its capacity as a Lender

By:          _________________________
Name:     _________________________
Title:       _________________________

Signature Page to Amendment No. 2

SOUTHWEST SECURITIES, FSB,
individually in its capacity as a Lender

By:          _________________________
Name:     _________________________
Title:       _________________________

Signature Page to Amendment No. 2

UNITED WESTERN BANK,
individually in its capacity as a Lender

By:           /s/ Michael Saun
Name:      Michael Saun
Title:        Senior Vice President

Signature Page to Amendment No. 2

ATTACHMENT A

SCHEDULE 1.1(a)

PRO RATA SHARES

Lender	Commitment	Pro Rata Share

JPMorgan Chase Bank, N.A.	$15,000,000	20.000000%
Union Bank of California, N.A.	$15,000,000	20.000000%
SunTrust Bank	$13,500,000	18.000000%
Wells Fargo Bank, N.A.	$13,125,000	17.500000%
KeyBank National Association	$11,250,000	15.000000%
United Western Bank	$3,375,000	4.500000%
Compass Bank	$1,875,000	2.500000%
Southwest Securities, FSB	$1,875,000	2.500000%
Total	$75,000,000	100.000000%